FINANCIAL INCOME (EXPENSE), NET (Tables)	12 Months Ended
Dec. 31, 2021
Other Income and Expenses [Abstract]
Financing Income, Net
	Year ended December 31,
	2 0 2 1	2 0 2 0	2 0 1 9

Interest income	2,194	4,057	4,605
Financial expense related to the Convertible Senior Notes (Note 10)	(4,229)	(868)	-
Exchange rate loss, net	(948)	(2,172)	(1,428)
Bank charges	(150)	(91)	(99)
Total	(3,133)	926	3,078